Exhibit 99.1

SUBSCRIPTION AGREEMENT
SANDSTON CORPORATION

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of the date of acceptance by the Company (defined below) of the terms hereof, by and between Sandston Corporation, a Michigan corporation (the “Company”) and the undersigned prospective purchaser (the “Purchaser”).

Background

The Company is offering 2,400,000 shares of the Company’s Common Stock (the “Shares”), to a limited number of “Accredited Investors,” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as presently in effect (the “1933 Act”). The Purchaser wishes to subscribe for and purchase some of the Shares upon the terms and subject to the terms and conditions herein, subject to acceptance of this Agreement by the Company.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Purchase of Shares.

1.1 Subscription. The Purchaser hereby subscribes for and agrees to purchase the number of shares of Common Stock of the Company set forth on the signature page of this Agreement, at a price per share of $0.05. The aggregate purchase price for the Shares shall be equal to the product of the number of Shares subscribed for multiplied by the price per share, as set forth on the signature page of this Agreement and shall be payable as set forth in Section 1.2 hereof.

1.2 Form of Payment. The Purchaser shall pay the purchase price for the Shares by delivering to the Company immediately available funds in the form of a wire transfer or a cashier’s or certified check within two (2) business days after receiving notice of the Company’s acceptance of this Agreement.

1.3 Acceptance by Company. The Purchaser understands that acceptance or rejection, in whole or in part, by the Company of this Agreement by Company is within the sole and absolute discretion of the Company. Likewise, the Purchaser acknowledges and agrees that acceptance by the Company of any subscription of a Purchaser, in whole or in part, is predicated on the representations and warranties of the Purchaser as hereinafter set forth.

1.4 Conditions to Closing. Subscriptions, once received by the Company are irrevocable by the Purchaser, and, therefore, may not be withdrawn. If the subscription is not accepted by the Company within seven (7) business days of the date of the Purchaser’s execution and delivery of this Agreement, then this Agreement will be null and void. In the event the Company accepts the subscription of the Purchaser, and the Purchaser pays to the Company the purchase price for the Shares, the Company shall deliver written confirmation of acceptance within 5 business days and shall deliver the certificate representing the Shares to the Purchaser as soon as is practical.

2.	Representations and Warranties of the Company. The Company hereby represents and warrants that:

2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. The Company has the corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, financial condition, results of operations or prospects of the Company.

2.2 The Shares have been duly authorized. The Shares, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

3.	Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:

3.1 Purchaser is an “Accredited Investor” within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as amended, because Purchaser is either (i) a director or executive officer of the Company, (ii) a natural person whose individual net worth, or joint net worth with Purchaser’s spouse, exceeds $1,000,000 at the date hereof, or (iii) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Purchaser’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. If Purchaser is an entity other than a natural person, it is an accredited investor within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as amended, because it is either (i) an entity in which all of the equity owners are accredited investors, (ii) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, (iii) a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (iv) a corporation or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 or (v) an institutional investor as described in Rule 501(a)(1) of Regulation D.

3.2 Purchaser understands that the purchase of Shares involves a high degree of risk, in that, among other things: (1) no public market exists for the Shares; (2) an investment in the Shares is highly speculative and only Purchasers that can afford the loss of the entire investment made in the Shares should consider investing in the Shares; (3) a Purchaser may not be able to liquidate an investment in the Shares; and (4) a Purchaser could sustain the loss of the Purchaser’s entire investment in the Shares.

3.3 Purchaser has a net worth sufficient to bear the economic risk of losing his or her entire investment. Further, Purchaser’s overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser’s net worth, and this investment will not cause such overall commitment to become excessive. Purchaser has adequate means of providing for Purchaser’s current cash needs and personal contingencies and has no need for liquidity in this investment in the securities.

3.4 Purchaser is aware that the Shares have not been registered or qualified, nor is registration or qualification contemplated, with the Securities Exchange Commission (“SEC”) under the Securities Act, or any state securities law. Accordingly, the securities may be sold or otherwise transferred or hypothecated only if they are subsequently registered or qualified under the 1933 Act or applicable laws or if, in the opinion of counsel, an exemption from registration or qualification thereunder is available and the transaction will not jeopardize the availability of the exemptions under applicable federal and state securities laws relied upon by the Company in connection with the offering in which the Purchaser purchased his or her Shares. Purchaser is aware that there is no public market for the Shares, and that as a result of the restriction of transferability, it may not be possible for the undersigned to liquidate the Shares, which may have to be held indefinitely. Purchaser is aware that the securities will bear a legend setting forth the restrictions on transferability.

3.5 The Purchaser is acquiring Shares solely for the Purchaser’s own account, for investment purposes only, and not with an intent to sell, or for resale in connection with any distribution of all or any portion of the Shares within the meaning of the 1933 Act.

3.6 The Purchaser acknowledges that the securities were not offered by means of any general solicitation or advertising.

3.7 The Purchaser acknowledges and understands that neither the SEC, nor any state securities agency has made any finding or determination of the fairness or suitability for investment in, nor any endorsement of, the Company or the Shares.

3.8 The Purchaser acknowledges and understands that no independent third party, such as an investment banking firm or other expert in evaluating businesses or securities, has made an evaluation of the economic potential of the Company.

3.9 The address of the Purchaser furnished by the Purchaser at the end of this Agreement is the principal residence of the Purchaser if the Purchaser is an individual or the principal business address of the Purchaser if the Purchaser is a business or other entity, and that all offers to the Purchaser have been made in the state specified in such address.

3.10 The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder, and this Agreement is a legally binding obligation of the Purchaser in accordance with the terms hereof.

3.11 If the Purchaser is a corporation, partnership, trust or other entity (collectively, an “Entity”), the party executing this Agreement is authorized and otherwise qualified to execute this Agreement and purchase the Shares.

3.12 If the party executing this Agreement is doing so on behalf of a Purchaser that is an Entity, then the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith) shall be deemed to have been made by such party in such party's representative capacity on behalf of such Entity.

4.	Restrictions on Disposition of Shares.

4.1 Disposition of Shares. The Purchaser hereby agrees that the Purchaser shall make no disposition of his Shares unless and until the Purchaser shall have provided the Company with reasonable written assurances, in form and substance satisfactory to the Company, that (i) the proposed disposition does not require registration or qualification of the Shares under the 1933 Act or any state securities laws or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any state securities laws or of any exemption from registration available under the 1933 Act (including Rule 144) or any state securities laws has been taken. The Company shall not be required (i) to transfer on its books any Shares which have been sold or transferred in violation of the provisions of this Section 4 nor (ii) to treat as the owner of the Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

4.2 Restrictive Legends. In order to reflect the restrictions on disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including the following legends:

(a) “THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

(b) Any legends required by state securities laws.

5.	General Provisions.

5.1 Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

5.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan, as such laws are applied to contracts entered into and to be performed in such state.

5.3 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5.4 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

5.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.6  Modification. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

5.7 Further Documents. The parties agree to execute all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Purchaser hereby represents and warrants that the Purchaser has read this entire Agreement and has executed this Agreement as of this ___ day of December 2006.

PURCHASER:

By:
Name:
Number of Shares: Purchase Price Per Share: $0.05 Aggregate Purchase Price: $

Accepted this ____ day of December, 2006	COMPANY:
SANDSTON CORPORATION, a Michigan corporation

	By:	/s/
Daniel J. Dorman
Its: President and CEO

GENERAL INFORMATION

Please provide legible responses.

Name of Purchaser:

Date of Incorporation or Organization:

State or Country of Residence, Incorporation or Organization:

Social Security, Federal Identification or Trust Identification Number:

If Purchaser is a corporation, partnership, trust or other entity (“Entity”), number of equity owners of Entity:

Purchaser Address:

City:                  State:                  Zip:

Country:                  Telephone Number:

Occupation and Title:

Taxpayer Identification Number: